UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2015

(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan 48098
(Address of principal executive offices) (Zip Code)
(248) 312-2000
(Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 28, 2015, Flagstar Bancorp, Inc. (the "Company") issued a press release regarding its preliminary results of operations and financial condition for the three months ended March 31, 2015. The text of the press release is furnished as Exhibit 99.1 to this report. The Company will include final financial statements and additional analysis for the three months ended March 31, 2015 as part of its Quarterly Report on Form 10-Q.

On April 28, 2015, the Company will hold a conference call to review first quarter 2015 earnings. A copy of the slide presentation to be used by the Company on the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press release of Flagstar Bancorp, Inc. dated April 28, 2015

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides - Earnings Presentation First Quarter 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: April 28, 2015	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Flagstar Bancorp, Inc. dated April 28, 2015

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides - Earnings Presentation First Quarter 2015